EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of September 16, 2002

		Water	Customers/			Estimated Availability &
Rig Name	Design	Depth	Status	Day Rate	Location	Comments

Gulf of Mexico
Jackups
ENSCO 55	F&G 780 MOD II	300	Petroquest	Mid 20's	E. Cameron	Oct. 02
ENSCO 60	Levingston 111-C	300	LLOG Expl.	Mid 20's	Matagorda Island	Nov. 02, market rates
ENSCO 64	MLT 53	350	Available			Sep. 02
ENSCO 67	MLT 84 Class	400	Hunt Oil	Low 30's	Eugene Island	Oct. 02
ENSCO 68	MLT 84 Class	350	Nexen	Mid 30's	Viosca Knoll	Oct. 02
ENSCO 69	MLT 84 Class	400	LLOG Expl.	Mid 40's	HI A-367	Oct. 02
ENSCO 74	MLT 116-C Enhanced	360	BP	Mid 50's	Matagorda Island	Oct. 02
ENSCO 75	MLT Super 116-C	380	Shell/Hunt Oil	Mid 70's	Eugene Island	Oct. 02, next to Shell starting Oct., mid 70's
ENSCO 81	MLT 116-C	350	Shipyard			Jan. 03
ENSCO 82	MLT 116-C	300	BP	High 20's	W. Cameron	Oct. 02
ENSCO 83	MLT 82 SD-C	250	Apache	Low 20's	Matagorda Island	Oct. 02
ENSCO 84	MLT 82 SD-C	250	Dunhill	High 20's	E. Cameron	Oct. 02, market rates
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	High 20's	N. Central Gulf	Month to month
ENSCO 87	MLT 116-C	350	Unocal	Mid 30's	S. Marsh Island	Nov. 02, market rates
ENSCO 88	MLT 82 SD-C	250	Transworld	Mid 20's	E. Cameron	Dec. 02
ENSCO 89	MLT 82 SD-C	250	Unocal	High 20's	Eugene Island	Feb. 03, market rates
ENSCO 90	MLT 82 SD-C	250	Shipyard			Nov. 02
ENSCO 93	MLT 82 SD-C	250	ADTI	Low 30's	Vermilion	Sep. 02
ENSCO 95	Hitachi C-250	250	ChevronTexaco	Mid 20's	S. Timbalier	Well to well, market rates
ENSCO 98	MLT 82 SD-C	250	LLOG Expl.	Mid 20's	Mustang Island	Nov. 02, market rates
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	High 20's	Galveston	Month to month
ENSCO 105	KFELS MOD V	360	Shipyard			Oct. 02

Semisubmersible
ENSCO 7500	Semisubmersible	8000	Burlington	Mid 180's	Miss. Canyon	Mar. 04, assigned from Burlington to TotalFinaElf; and next to ConocoPhillips, Oct. 02

Platform Rigs
ENSCO 23	2000 HP API		Available			Sep. 02
ENSCO 24	2000 HP API		Available			Sep. 02
ENSCO 25	3000 HP API		ChevronTexaco	Mid 20's	Viosca Knoll	Oct. 02
ENSCO 26	3000 HP API		ExxonMobil	$8,000-$10,000	Alaminos Canyon	Standby
ENSCO 29	3000 HP API		W&T Offshore	Mid 20's	Eugene Island	Dec. 02

North Sea
ENSCO 70	Hitachi K1032N	250	Shipyard		Denmark	Two month regulatory inspection started early Aug. 02; next to DONG, market rates, Sep. 02 - Nov. 02 for 2 firm wells; then new contract 1 year firm - market rate
ENSCO 71	Hitachi K1032N	225	Maersk	Low 60's	Denmark	Sep. 03
ENSCO 72	Hitachi K1025N	225	Conoco	Low 70's	UK	Jan. 04, market rates
ENSCO 80	MLT 116-CE	225	Conoco	Low 70's	UK	Sep. 02, market rate; next to NAM, low 60's to Nov. 02 and high 50's until Feb. 03, plus options
ENSCO 85	MLT 116-C	225	BHP	Low 60's	UK	Mar. - Apr. 03, market rates plus 1 option to follow; next to Burlington until Oct. - Nov. 03 plus options, market rate
ENSCO 92	MLT 116-C	225	Conoco	Low 70's	UK	Dec. 02, market rates, off contract for 10 - 14 days in Sep. 02, 1 year option to follow
ENSCO 101	KFELS MOD V	400	DONG	Mid 80's	Denmark	Subject to market rates; well by well options to follow

Asia Pacific
ENSCO 50	F&G 780 Mod II	300	ChevronTexaco	Mid 50's	Thailand	Nov. 02, options to May 03
ENSCO 51	F&G 780 Mod II	300	Shipyard		Singapore	Dec. 02, Brunei Shell, high 50's, to Dec. 04
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Dec. 02, options to Dec. 03
ENSCO 53	F&G 780 Mod II	300	Shipyard			Next to ROC Australia, Dec. 02, high 60's
ENSCO 54	F&G 780 Mod II	300	Samedan	Mid 50's	Vietnam	Oct. 02
ENSCO 56	F&G 780 Mod II	300	Apache	High 50's	Australia	Jan. 03, rates Nov. and Dec. 02, low 70's
ENSCO 57	F&G 780 Mod II	300	Unocal	Low 50's	Thailand	Feb. 03
ENSCO 94	Hitachi C-250	250	Ras Laffan	Mid 50's	Qatar	Sep. 03, plus options
ENSCO 96	Hitachi C-250	250	Occidental Petroleum	High 50's	Qatar	Oct. 02, Ras Laffan, Jan. 03
ENSCO 97	MLT 82-SD-C	250	Maersk	Low 50's	Qatar	Aug. 03, options to Aug. 04
ENSCO 102	KFELS MOD V	400	Sarawak Shell	Low 60's to High 70's	Malaysia	Mar. 03
ENSCO 104	KFELS MOD V	360	Phillips	High 90's	Australia	Jan. 04
ENSCO I	Barge Rig		Shipyard		Indonesia	Next to TFE, starting Dec. 02, low 40's

South America
ENSCO 76	MLT Super 116-C	350	BP	Mid 70's	Trinidad	Sep. 04
ENSCO II	Barge Rig		ChevronTexaco	Mid 40's	Lake Maracaibo	May 04, assigned to Shell
ENSCO III	Barge Rig		Available		Lake Maracaibo
ENSCO XI	Barge Rig		Available		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo

West Africa
ENSCO 100	MLT-150-88	325	Shell	Low 70's to mid 80's	Nigeria	Apr. 03, plus 3 months options to follow